UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2018, the shareholders of Aralez Pharmaceuticals Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated 2016 Long-Term Incentive Plan (as amended and restated, the “2016 Plan”) at the Company’s annual meeting of shareholders (the “Meeting”). The 2016 Plan had been previously approved by the board of directors of the Company (the “Board”) on March 7, 2018, subject to shareholder approval, in order to adopt a limit on the number of awards that may be granted to a non-employee director during any one calendar year.

The description of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, which is attached hereto as Exhibit 10.1, and the terms of which are incorporated by reference into this Item 5.02.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Meeting, the following matters were submitted to a vote of shareholders:

•                  The election of seven directors to the Board, each of whom will serve until the next annual meeting of shareholders or until their successors are elected or appointed (Proposal 1);

•                  The approval of the appointment of Ernst & Young LLP (“E&Y”), an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 31, 2018 (Proposal 2);

•                  The approval of the 2016 Plan (Proposal 3); and

•                  A non-binding, advisory vote to approve the Company’s approach to the compensation of its named executive officers, as disclosed in the Company’s proxy statement dated May 18, 2018 (“say-on-pay”) (Proposal 4).

At the close of business on May 10, 2018, the record date for the determination of shareholders entitled to vote at the Meeting, there were 67,194,277 common shares outstanding and entitled to vote at the Meeting.  The holders of 48,911,838 common shares were represented in person or by proxy at the Meeting, constituting a quorum.  At the Meeting, each of the director nominees was elected, and all other proposals submitted to shareholders were approved, as described below.

Proposal 1.  Election of Directors

The vote to elect seven directors to the Board was as follows:

	For	Withheld	Broker Non-Votes
Adrian Adams	15,246,171	2,773,773	30,891,894
Kenneth B. Lee, Jr.	15,197,622	2,822,322	30,891,894
Arthur S. Kirsch	15,225,514	2,794,430	30,891,894
Seth A. Rudnick, M.D.	15,226,552	2,793,392	30,891,894
Neal F. Fowler	15,270,738	2,749,206	30,891,894
Rob Harris	15,953,415	2,066,529	30,891,894
F. Martin Thrasher	15,969,193	2,050,751	30,891,894

Proposal 2.  Appointment of Auditors

The vote to approve the appointment of E&Y, an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 31, 2018 was as follows:

For	Withheld
46,959,314	1,952,524

Proposal 3.  Approval of the 2016 Plan

The vote to approve the 2016 Plan was as follows:

For	Against	Abstain	Broker Non- Votes
15,650,594	2,003,453	365,896	30,891,895

Proposal 4.  Non-Binding Say-on-Pay Vote

The non-binding, advisory vote to approve the Company’s approach to the compensation of its named executive officers as disclosed in the Company’s proxy statement dated May 18, 2018 was as follows:

For	Against	Abstain	Broker Non- Votes
14,783,690	2,634,297	601,955	30,891,896

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2016 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2018	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Adrian Adams
Adrian Adams
Chief Executive Officer